ERNST & YOUNG LLP


December 1, 1998


Mr. Jugal K. Taneja
Chairman and C.E.O.
NuMED Home Health Care, Inc.
Suite 700
5770 Roosevelt Boulevard
Clearwater, Florida 34620

Dear Mr. Taneja:

This is to  confirm  that the  client-auditor  relationship  between  NuMED Home
Health Care, Inc. (Commission File Number 1-2992) and Ernst & Young LLP has ceased.


                                             Very truly yours,

                                             /s/Ernst & Young LLP
                                             Ernst & Young LLP


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities Exchange Commission
     Mail Stop 11-3
     450 Fifth Street, N.W.
     Washington, D.C. 205489